UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 14, 2012

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C.

On February 14, 2012, El Paso Noric Investments III, L.L.C. (“EP Noric”), a wholly owned subsidiary of El Paso Corporation (“El Paso”), and EPPP CIG GP Holdings, L.L.C. (“EPPP CIG,” and together with EP Noric, the “Members”), a wholly owned subsidiary of El Paso Pipeline Partners, L.P. (the “Partnership”), entered into the First Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C. (the “LLC Agreement”), which replaces the previous Limited Liability Company Agreement entered into by the Members on August 31, 2011.  The LLC Agreement was amended to provide for management of the company by a management committee comprised of five managers, four of which are elected by EPPP CIG and one of which is elected by EP Noric, rather than management by the Members. The description of the LLC Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Relationships

El Paso directly or indirectly owns (i) 100 percent of the general partner of the Partnership (the “General Partner”), which allows it to control the Partnership, and owns the 2 percent general partner interest and incentive distribution rights in the Partnership; (ii) 88,400,059 Common Units representing an aggregate 42 percent limited partner interest in the Partnership; (iii) 100 percent of El Paso Pipeline LP Holdings, L.L.C.; and (iv) a 14 percent interest in CIG. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and El Paso Pipeline Partners Operating Company, L.L.C. The Partnership is a party to an omnibus agreement with El Paso and its affiliates that governs the Partnership’s relationship with El Paso and its affiliates regarding (i) reimbursement of certain operating and general and administrative expenses; (ii) indemnification for certain environmental contingencies, tax contingencies and right-of-way defects; and (iii) reimbursement for certain expenditures.

In addition, each of the Partnership, Elba Express Company, L.L.C., Southern LNG Company, L.L.C., CIG, Wyoming Interstate Company, L.L.C. and Southern Natural Gas Company, L.L.C. currently has, and will have in the future, other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines, in addition to the Partnership’s Agreement of Limited Partnership and the LLC Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	First Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C., dated February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated:  February 17, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C., dated February 14, 2012.